UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.   20549

                                FORM 8-K/A
                              AMENDMENT NO. 3
                              CURRENT REPORT
                           ____________________

REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT:  AUGUST 14, 1997

                     COMMISSION FILE NUMBER:  1-8782

                           GLEASON CORPORATION
          (Exact name of registrant as specified in its charter)

                 DELAWARE                       16-1224655
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

            1000 University Avenue, Rochester, New York  14692
        (Address of principal executive offices)        (Zip Code)

   Registrant's telephone number, including area code:  (716) 473-1000

                           ____________________
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Item 2.  Acquisition of Assets

         No change.

Item 5.  Other Events

         The registrant is filing this Amendment No. 3 to its Form 8-K dated August 14, 1997 for the purpose of filing financial statements of Hermann Pfauter GmbH & Co which will enable the registrant to comply with Rule 3-19 of Regulation S-X in connection with two registration statements filed with the Commission pursuant to the Securities Act of 1933, as amended, on Form S-3 (registration nos. 333-37083 and 333-37085).

Item 7.  Financial Statements and Exhibits

     (a)       Financial statements of business acquired

               No change.

     (b)       Pro forma financial information

               No change.

     (c)       Exhibits

          (2)  Plan of Acquisition

               No change.


          (10) Material Contracts

               No change.


                             Page 2
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GLEASON CORPORATION
                                        Registrant


DATE:  November 26, 1997                By:/s/ John J. Perrotti
                                            John J. Perrotti
                                         Vice President-Finance
                                        (Chief Financial Officer)

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               Index To Interim Financial Statements of
                      Hermann Pfauter GmbH & Co

             Description                                     Page
             -----------                                     ----

Consolidated Balance Sheet as of July 31, 1997                 1
Consolidated Income Statements for the Seven Months
  Ended July 31, 1997 and Nine Months Ended September 1996 3 Consolidated Statements of Cash Flow for the Seven Months
  Ended July 31, 1997 and Nine Months Ended September 1996     4
Supplemental Cash Flow Information                             5
Notes to the Interim Consolidated Financial Statements         6

Hermann Pfauter GmbH & Co
Consolidated Balance Sheet as of July 31, 1997
----------------------------------------------------------------------------
                                           (amounts shown in thousands)
                                                    July 31, 1997
                                                          DM
                                                    -------------
ASSETS

A.   FIXED ASSETS

I.   Intangible Assets

1.   License rights and goodwill                        11,715
                                                       -------
                                                        11,715
II.  Property, plant and equipment

1.   Land and buildings                                 17,286
2.   Technical equipment and machinery                  24,295
3.   Other property, plant and equipment                 6,361
4.   Deposits and construction in process                  711
                                                       -------
                                                        48,653
III. Financial assets

     Investments in affiliates                             781
                                                       -------
                                                        61,149
B.   CURRENT ASSETS

I.   Inventory

1.   Raw materials and supplies                         19,283
2.   Work in process parts and machines                 43,827
3.   Finished parts and products                         7,495
4.   Deposits paid to suppliers                            145
5.   Deposits received from customers                  -14,163
                                                       -------
                                                        56,587
II.  Receivables and other

1.   Trade accounts receivable                          59,570
2.   Receivables from affiliates                         1,013
3.   Other assets                                        1,470
                                                       -------
                                                        62,053

III. Cash and banks                                     11.433

C.   PREPAID EXPENSES                                    3,767
                                                       -------
                                                       194,989
                                                       =======

(The accompanying notes are an integral part of these consolidated financial statements)

Hermann Pfauter GmbH & Co
Consolidated Balance Sheet as of July 31, 1997
-----------------------------------------------------------------------------
                                           (amounts shown in thousands)
                                                    July 31, 1997
                                                          DM
                                                    -------------

PARTNERS' CAPITAL AND LIABILITIES

A.   PARTNERS' CAPITAL

I.   Registered capital                                 20,001

II.  Partner accounts                                   -9,309

III. Capital reserves                                     -346

IV.  Retained deficit                                  -11,935

V.   Cumulative translation adjustment                     689
                                                       -------
                                                          -900

VI.  MINORITY INTEREST                                   2,389
                                                       -------
                                                         1,489

B.   SPECIAL ACCOUNT CONTAINING CAPITAL RESERVE            206

C.   ACCRUALS

1.   Pension and other post-employment benefit
     obligations                                        32,554
2.   Tax accruals                                          935
3.   Other accruals                                     21,896
                                                       -------
                                                        55,385
D.   LIABILITIES

1.   Liabilities to financial institutions              97,591
2.   Trade accounts payable                             22,323
3.   Liabilities from bills of exchange                  4,385
4.   Liabilities to affiliated companies                     8
5.   Other liabilities                                  11,592
                                                       -------
                                                       135,899

E.   DEFERRED INCOME                                     2,010
                                                       -------
                                                       194,989
                                                       =======
(The accompanying notes are an integral part of these consolidated financial statements)

Hermann Pfauter GmbH & Co
Consolidated Income Statements
for the Seven Months Ended July 31, 1997 and Nine Months Ended September 1996
-----------------------------------------------------------------------------
                                         (amounts shown in thousands)
                                             For the Periods Ended
                                      ---------------------------------
                                      July 31, 1997  September 30, 1996
                                            DM               DM
                                      -------------  ------------------
1.   Sales                               143,833           173,106
2.   Cost of Sales                      -112,459          -135,596
                                         -------          --------
3.   Gross margin                         31,374            37,510

4.   Other operating income                1,906             1,175
5.   Selling and marketing expenses       17,730            24,892
6.   General and administrative
       expenses                            9,183             9,233
7.   Other operating expenses              1,007               596
8.   Interest and related income             766             1,388
9.   Write-downs of investment and
       loans                                 726               591
10.  Expense from profit sharing
       agreement                               0                 0
11.  Income from profit sharing
       agreement                               0                 0
12.  Interest and related expenses         4,138             5,803
                                         -------           -------
13.  Operating income/(loss)               1,262            -1,042

14.  Income taxes                            641               281
15.  Other taxes                             127               104
                                         -------           -------
16.  Income/(loss) before minority
       interest                              494            -1,427
17.  Minority interest in income           1,769             1,022
                                         -------           -------
18.  Net income/(loss)                    -1,275            -2,449
                                         =======           =======

(The accompanying notes are an integral part of these consolidated financial statements)

Hermann Pfauter GmbH & Co
Consolidated Statements of Cash Flow
for the Seven Months Ended July 31, 1997 and Nine Months Ended September 1996
-----------------------------------------------------------------------------
                                         (amounts shown in thousands)
                                             For the Periods Ended
                                      ---------------------------------
                                      July 31, 1997  September 30, 1996
                                            DM               DM
                                      -------------  ------------------

Cash Flows from Operating Activities:      9,569            11,893

   Cash Flows from Investing Activities:
     Purchases of property, plant and
       equipment and intangible assets    -4,828           -10,612
     Other, net                               89             1,706
                                         -------           -------
                                          -4,739            -8,906

Cash Flows from Financing Activities:
   Increase (decrease) in short
     term debts and liabilities
     from bills of exchange                4,806            15,051
   Proceeds from long-term debt                0             4,000
   Repayments of long-term debt           -2,091            -3,512
   Partnership distributions              -3,426            -3,533
   Redemption of shareholder
     interest                                  0           -15,825
                                         -------           -------
                                            -711            -3,819

Effect of exchange rate changes
   on cash                                   494               722

Cash and cash equivalents at beginning
   of period                               6,820             5,521
                                         -------           -------
Cash and Cash Equivalents at
   End of Period                          11,433             5,411
                                         =======           =======



(The accompanying notes are an integral part of these consolidated financial statements)

Supplemental cash flow information:

                                           (amounts shown in thousands)
                                                  1997      1996
                                                   DM        DM
                                                 ------    ------
Cash paid during the applicable periods for:
  Interest                                       3,940    4,850
  Income taxes - net of refunds                    487      366




(The accompanying notes are an integral part of these consolidated financial statements)

Notes to the Interim Consolidated Financial Statements  of
Hermann Pfauter GmbH & Co Ludwigsburg/Germany

1.	Basis of presentation

The interim consolidated balance sheet as of July 31, 1997 and income statements for the seven month and nine month periods ended July 31, 1997 and September 30, 1996 respectively of Hermann Pfauter GmbH & Co were prepared according to the statutory accounting requirements of the German commercial code.

The profit and loss account was prepared on the basis of the cost of sales model.

For further information, refer to the Group`s consolidated financial statements and notes as of and for the year ended December 31, 1996.

2.	Interim Reporting Considerations

These interim consolidated financial statements have been prepared for purposes of meeting certain public filing requirements of Gleason
Corporation, the new parent company of the group from July 31, 1997, and do not constitute a full set of financial statements meeting the normal disclosure requirements of the German commercial code.

Cost of sales figures for the nine months ended September 30, 1996 have been derived using estimated gross profit rates for Hermann Pfauter GmbH & Co, Ludwigsburg, Germany as well as for its subsidiary, Pfauter Italia S.p.A. Villanova diCastenaso, Italy.

The results of operations for the seven month period ended July 31, 1997 are not necessarily indicative of the results that may be achieved for the full year.

The Group has historically not prepared consolidated financial statements on an interim basis. As such, a comparative income statement for the seven month period ended July 31, 1996 is not available. An income statement and condensed statement of cash flows for the nine month period ended September 30, 1996 is alternatively presented. For comparative purposes, consolidated sales for the Group for the two month period of August and September 1996 totaled TDM 43,717.

Sales for the Group fluctuate significantly from month to month depending primarily upon delivery schedules for machine products being manufactured for specific customer orders. As such, gross profits and net income for the Group can fluctuate in relationship to the sales and operating volumes. Except for the effect on net income of sales and operating volume differences, there were no material transactions or events that occurred during the two month period of August and September which would result in a significant comparability difference.

3.	Income taxes

German foreign income taxes concerning partnerships within the consolidated group are borne by the individual partners.


4.	Subsequent events

On July 31, 1997 Gleason Corporation purchased all of the general and limited partnership interests of Hermann Pfauter GmbH & Co. and subsidiaries.

5.	Accounting Principles Generally Accepted in the United States

a.	Pensions and Anniversary Awards:

According to Financial Accounting Standard ("FAS") 87, "Employers' Accounting for Pensions", future salary increases, inflation and other factors must be taken into account for computation of the projected benefit obligation using the projected unit credit method. The computed German provision for Hermann Pfauter GmbH & Co pension obligations is not adjusted for future salary increases and has been computed using the entry age normal method. In addition, certain pension obligations of Hermann Pfauter GmbH & Co have not been recorded as pension liabilities in the consolidated financial statements, as allowed under German accounting law. Such pension obligations are required to be recorded according to FAS 87.

US GAAP also requires anniversary award obligations to be recorded for using a computation method similar to that for pensions as noted above. Certain anniversary award commitments of Hermann Pfauter GmbH & Co have not been recorded in the consolidated financial statements.

b.	Depreciation of Buildings:

US GAAP requires property, plant and equipment to be systematically depreciated over the economic useful lives of the assets. However, in the consolidated financial statements, depreciation on certain buildings belonging to Hermann Pfauter GmbH & Co includes additional special depreciation charges allowed for tax purposes which are not a part of normal depreciation.

c.	Provisions for Trade Accounts Receivable:

In the consolidated financial statements, certain adjustments have been made to establish additional general bad debt and other provisions for subsidiaries in the United States and other foreign subsidiaries which would be in excess of amounts allowed under US GAAP.

d.	Foreign Currency Hedge Contracts:

Hermann Pfauter GmbH & Co sells to group companies in US Dollar and Italian Lire denominated invoices. In order to hedge the related receivables and firm sales commitments, the Company enters into foreign exchange forward contracts. Receivables from such group companies are recorded by Hermann Pfauter GmbH & Co at the forward contract rate. As the subsidiary payable balances are translated at the year end rate in consolidation, differences arise in eliminating intercompany balances which are recorded directly into retained earnings.


Under US GAAP, the foreign currency denominated receivables would be remeasured at the year end rate and the hedge contracts would be recorded in the balance sheet at market values effectively offsetting the receivable remeasurement gains and losses.

e.	Special Reserves:

Under tax law, the Company has deferred a portion of the gain on assets sold in years prior to 1994 and has reflected this deferral as a "special account containing capital reserves" in the balance sheet. Under US GAAP, such gains should be recognized at the time of sale.

f.	Minority Interest:

Minority interest is considered a part of partners' capital under German accounting rules whereby under US GAAP minority interest is to be shown separately outside of the partner capital balances.

Net Income and Partners' Capital:

The application of US GAAP, as described above, would have the following effects on consolidated net income and partners' capital.

Net Income:
                                            (amounts shown in millions)
                                                For the Periods Ended
                                         ----------------------------------
                                         July 31, 1997   September 30, 1996
                                               DM                DM
                                         -------------   ------------------
Net income (loss) as reported                -1.3               -2.4

Items increasing (decreasing)
   reported net income:

   a.   Pensions and anniversary awards      -0.6               -0.5
   b.   Building depreciation                 0.0                0.1
   c.   Provisions for accounts receivable   -0.1               -0.3
   d.   Foreign exchange                      0.1                0.0
                                             ----               ----
Net income (loss) in accordance with US GAAP -1.9               -3.1
                                             ====               ====

Partners' capital:
                                             (amounts shown in millions)
                                                    July 31, 1997
                                                         DM
                                                    -------------

Partners' capital as reported                            1.5

Items increasing (decreasing) reported
   partners' capital:

   a.  Pensions and anniversary awards                 -12.7
   b.  Building depreciation                             1.1
   c.  Provisions for accounts receivable                0.3
   d.  Foreign exchange contracts                       -0.3
   e.  Special reserves                                  0.2
   f.  Minority interest                                -2.4
                                                       -----

Partners' capital (deficit) in accordance
with US GAAP                                           -12.3
                                                       =====

Below is summarized balance sheet data in conformity with US GAAP.

Summarized consolidated balance sheet data:

                                             (amounts shown in millions)
                                                    July 31, 1997
                                                         DM
                                                    -------------

Assets:

Current assets                                         148.3
Goodwill                                                 6.4
Property, plant and equipment                           49.8
Other long-term assets                                   6.1
                                                       -----
Total assets                                           210.6
                                                       =====

Liabilities and partners' capital

Current liabilities                                    123.5
Long-term liabilities                                   97.0
Minority interest                                        2.4
Partners' capital                                      -12.3
                                                       -----
Total liabilities and partners' capital                210.6
                                                       =====
                                - 9 -